SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2004

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17000 Rotunda Drive, Dearborn, Michigan	48120

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement, dated March 3, 2004
Pricing Agreement, dated March 3, 2004
Amended and Restated Indenture, dated 03/10/2004
Supplemental Indenture, dated as of March 10, 2004
Senior Notes Due 2014
Opinion of Foley & Lardner LLP
Form T-1 - Statement of Eligibility
Press Release, dated March 15, 2004

Item 5. Other Events and Required FD Disclosure.

     Visteon is filing certain exhibits to its Registration Statement on Form S-3 (No. 333-85406) under Item 7 hereof in connection with the completion of a public offering of $450 million in aggregate principal amount of its 7.00% Senior Notes due 2014 on March 10, 2004. The pricing of the offering was previously announced in our press release dated March 3, 2004.

     On March 15, 2004, we issued a press release relating to current tenders in connection with our offer to purchase a certain portion of our 7.95% Notes due 2005. The press release, filed as Exhibits 99.01 hereto, is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description
1.01	Underwriting Agreement, dated March 3, 2004, between Visteon Corporation and J.P Morgan Securities, Inc. and Citigroup Global Markets, Inc., as Representatives of the several Underwriters listed in Schedule I to the Pricing Agreement, relating to 7.00% Senior Notes due 2014.

1.02	Pricing Agreement, dated March 3, 2004, between Visteon Corporation and J.P Morgan Securities, Inc. and Citigroup Global Markets, Inc., as Representatives of the several Underwriters listed in Schedule I to this Agreement, relating to 7.00% Senior Notes due 2014.

4.01	Amended and Restated Indenture, dated as of March 10, 2004, with respect to the Senior Debt of Visteon Corporation, between Visteon Corporation and J.P. Morgan Trust Company, as trustee.

4.02	Supplemental Indenture, dated as of March 10, 2004, with respect to the 7.00% Senior Notes due 2014 of Visteon Corporation, between Visteon Corporation and J.P. Morgan Trust Company, as trustee.

4.03	Form of 7.00% Senior Notes due 2014.

5.01	Opinion of Foley & Lardner LLP relating to the 7.00% Senior Notes due 2014.

12.01	Statement regarding Computation of Ratio of Earnings to Fixed Charges, is incorporated herein by reference to Exhibit 12.1 to the Annual Report on Form 10-K of Visteon Corporation for the period ended December 31, 2003.

25.01	Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company, National Association, as trustee.

99.01	Press release dated March 15, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: March 8, 2004	By:	/s/ Stacy L. Fox

Stacy L. Fox
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page
1.01	Underwriting Agreement, dated March 3, 2004, between Visteon Corporation and J.P Morgan Securities, Inc. and Citigroup Global Markets, Inc., as Representatives of the several Underwriters listed in Schedule I to the Pricing Agreement, relating to 7.00% Senior Notes due 2014.

1.02	Pricing Agreement, dated March 3, 2004, between Visteon Corporation and J.P Morgan Securities, Inc. and Citigroup Global Markets, Inc., as Representatives of the several Underwriters listed in Schedule I to this Agreement, relating to 7.00% Senior Notes due 2014.

4.01	Amended and Restated Indenture, dated as of March 10, 2004, with respect to the Senior Debt of Visteon Corporation, between Visteon Corporation and J.P. Morgan Trust Company, as trustee.

4.02	Supplemental Indenture, dated as of March 10, 2004, with respect to the 7.00% Senior Notes due 2014 of Visteon Corporation, between Visteon Corporation and J.P. Morgan Trust Company, as trustee.

4.03	Form of 7.00% Senior Notes due 2014.

5.01	Opinion of Foley & Lardner LLP relating to the 7.00% Senior Notes due 2014.

12.01	Statement regarding Computation of Ratio of Earnings to Fixed Charges, is incorporated herein by reference to Exhibit 12.1 to the Annual Report on Form 10-K of Visteon Corporation for the period ended December 31, 2003.

25.01	Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company, National Association, as trustee.

99.01	Press release dated March 15, 2004.